NEWS RELEASE

DT Midstream Reports Strong Second Quarter 2024 Results

DETROIT, July 30, 2024 – DT Midstream, Inc. (NYSE: DTM) today announced second quarter 2024 reported net income of $96 million, or $0.98 per diluted share. For the second quarter of 2024, Operating Earnings were also $96 million, or $0.98 per diluted share. Adjusted EBITDA for the quarter was $248 million.

Reconciliations of Operating Earnings and Adjusted EBITDA (non-GAAP measures) to reported net income are included at the end of this news release.

The company also announced that the DT Midstream Board of Directors declared a $0.735 per share dividend on its common stock payable October 15, 2024 to stockholders of record at the close of business September 16, 2024.

“We had another strong quarter, and the business is performing on track with our full-year plan,” said David Slater, President and CEO. “We continue to make great progress on our active construction projects and advancing new opportunities which will support our future growth.”

Slater noted the following significant business updates:

•	Placed the LEAP Phase 3 expansion project in-service early and on budget
•	Executed new agreements to connect three producers located in East Texas to our Haynesville System
•	Completed the detailed evaluation of the Class V test well for our carbon capture and sequestration project in Louisiana, confirming the suitability of the formation

“Our second quarter results demonstrate the durability of our business and put us in a strong position to meet our financial goals for 2024,” said Jeff Jewell, Executive Vice President and CFO.

The company has scheduled a conference call to discuss results for 9:00 a.m. ET (8:00 a.m. CT) today. Investors, the news media and the public may listen to a live internet broadcast of the call at this link. The participant toll-free telephone dial-in number in the U.S. and Canada is 888.596.4144, and the toll number is 646.968.2525; the passcode is 4749988. International access numbers are available here. The webcast will be archived on the DT Midstream website at investor.dtmidstream.com.

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About DT Midstream

DT Midstream (NYSE: DTM) is an owner, operator and developer of natural gas interstate and intrastate pipelines, storage and gathering systems, compression, treatment and surface facilities. The company transports clean natural gas for utilities, power plants, marketers, large industrial customers and energy producers across the Southern, Northeastern and Midwestern United States and Canada. The Detroit-based company offers a comprehensive, wellhead-to-market array of services, including natural gas transportation, storage and gathering. DT Midstream is transitioning towards net zero greenhouse gas emissions by 2050, including a goal of achieving 30% of its carbon emissions reduction by 2030. For more information, please visit the DT Midstream website at www.dtmidstream.com.

Why DT Midstream Uses Operating Earnings, Adjusted EBITDA and Distributable Cash Flow

Use of Operating Earnings Information – Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors.

Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss from financing activities, further adjusted to include the proportional share of net income from equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items the company considers non-routine.

DT Midstream believes Adjusted EBITDA is useful to the company and external users of DT Midstream’s financial statements in understanding operating results and the ongoing performance of the underlying business because it allows management and investors to have a better understanding of actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in the midstream industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. DT Midstream uses Adjusted EBITDA to assess the company’s performance by reportable segment and as a basis for strategic planning and forecasting.

Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures.

DT Midstream does not forecast net income as it cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, DT Midstream is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, DT Midstream is not able to provide a corresponding GAAP equivalent for Adjusted EBITDA.

Forward-looking Statements

This release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.

Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.

Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2023 and our reports and registration statements filed from time to time with the SEC.

The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2023, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements.

Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Investor Relations

Todd Lohrmann, DT Midstream, 313.774.2424
investor_relations@dtmidstream.com

DT Midstream, Inc. Reconciliation of Reported to Operating Earnings (non-GAAP, unaudited)

	Three Months Ended
	June 30,				March 31,
	2024				2024
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(millions)
Adjustments		$—	$—			$—	$—
Net Income Attributable to DT Midstream	$96	$—	$—	$96	$97	$—	$—	$97

	Six Months Ended
	June 30,				June 30,
	2024				2023
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(millions)
Adjustments		$—	$—			$—	$—
Net Income Attributable to DT Midstream	$193	$—	$—	$193	$172	$—	$—	$172

(1)	Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

DT Midstream, Inc. Reconciliation of Reported to Operating Earnings per diluted share (2) (non-GAAP, unaudited)

	Three Months Ended
	June 30,				March 31,
	2024				2024
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(per share)
Adjustments		$—	$—			$—	$—
Net Income Attributable to DT Midstream	$0.98	$—	$—	$0.98	$0.99	$—	$—	$0.99

	Six Months Ended
	June 30,				June 30,
	2024				2023
	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings	Reported Earnings	Pre-tax Adjustments	Income Taxes (1)	Operating Earnings
	(per share)
Adjustments		$—	$—			$—	$—
Net Income Attributable to DT Midstream	$1.97	$—	$—	$1.97	$1.76	$—	$—	$1.76

(1)	Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments
(2)	Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations

DT Midstream, Inc. Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA (non-GAAP, unaudited)

	Three Months Ended		Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2024	2023
Consolidated	(millions)
Net Income Attributable to DT Midstream	$96	$97	$193	$172
Plus: Interest expense	39	40	79	73
Plus: Income tax expense	33	31	64	69
Plus: Depreciation and amortization	53	50	103	87
Plus: EBITDA from equity method investees (1)	67	75	142	142
Less: Interest income	—	(1)	(1)	(1)
Less: Earnings from equity method investees	(39)	(46)	(85)	(91)
Less: Depreciation and amortization attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Adjusted EBITDA	$248	$245	$493	$449

(1)	Includes share of our equity method investees’ earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA.” A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:

	Three Months Ended		Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2024	2023
	(millions)
Earnings from equity method investees	$39	$46	$85	$91
Plus: Depreciation and amortization attributable to equity method investees	21	20	41	41
Plus: Interest expense attributable to equity method investees	7	9	16	10
EBITDA from equity method investees	$67	$75	$142	$142

DT Midstream, Inc. Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment (non-GAAP, unaudited)

	Three Months Ended		Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2024	2023
Pipeline	(millions)
Net Income Attributable to DT Midstream	$71	$74	$145	$121
Plus: Interest expense	12	13	25	29
Plus: Income tax expense	24	24	48	49
Plus: Depreciation and amortization	19	18	37	33
Plus: EBITDA from equity method investees (1)	67	75	142	142
Less: Interest income	—	(1)	(1)	(1)
Less: Earnings from equity method investees	(39)	(46)	(85)	(91)
Less: Depreciation and amortization attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Adjusted EBITDA	$153	$156	$309	$280

(1)	Includes share of our equity method investees’ earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA.” A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:

	Three Months Ended		Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2024	2023
	(millions)
Earnings from equity method investees	$39	$46	$85	$91
Plus: Depreciation and amortization attributable to equity method investees	21	20	41	41
Plus: Interest expense attributable to equity method investees	7	$9	16	10
EBITDA from equity method investees	$67	$75	$142	$142

DT Midstream, Inc. Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment (non-GAAP, unaudited)

	Three Months Ended		Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2024	2023
Gathering	(millions)
Net Income Attributable to DT Midstream	$25	$23	$48	$51
Plus: Interest expense	27	27	54	44
Plus: Income tax expense	9	7	16	20
Plus: Depreciation and amortization	34	32	66	54
Adjusted EBITDA	$95	$89	$184	$169

DT Midstream, Inc. Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow (non-GAAP, unaudited)

	Three Months Ended		Six Months Ended
	June 30,	March 31,	June 30,	June 30,
	2024	2024	2024	2023
Consolidated	(millions)
Net Income Attributable to DT Midstream	$96	$97	$193	$172
Plus: Interest expense	39	40	79	73
Plus: Income tax expense	33	31	64	69
Plus: Depreciation and amortization	53	50	103	87
Plus: Adjustments for non-routine items (1)	—	—	—	(371)
Less: Earnings from equity method investees	(39)	(46)	(85)	(91)
Less: Depreciation and amortization attributable to noncontrolling interests	(1)	(1)	(2)	(2)
Plus: Dividends and distributions from equity method investees	50	75	125	509
Less: Cash interest expense	(64)	(10)	(74)	(69)
Less: Cash taxes	(1)	(2)	(3)	(18)
Less: Maintenance capital investment (1)	(6)	(7)	(13)	(11)
Distributable Cash Flow	$160	$227	$387	$348

(1)	Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings.

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